UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2012

NOVELLUS SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-17157	77-0024666
(Commission File Number)	(I.R.S. Employer Identification No.)

4000 North First Street, San Jose, California 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 943-9700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

On March 30, 2012, Novellus Systems, Inc. (“Novellus”), sent a notice of anticipated corporate event and conversion (“the “Notice”) to the trustee and The Depository Trust Company, the sole registered holder (though Cede & Co.), of its 2.625% senior convertible notes due 2041.

The Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Notice of Conversion

* * *

How to Find Further Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Lam Research Corporation (“Lam Research”) has filed with the SEC a registration statement on Form S-4 (File No. 333-179267) that includes a joint proxy statement of Lam Research and Novellus that also constitutes a prospectus of Lam Research. Lam Research and Novellus have furnished the definitive version of the Proxy Statement and other relevant documents to their respective security holders in connection with the proposed merger of Lam Research and Novellus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, WE URGE SECURITY HOLDERS AND INVESTORS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT LAM RESEARCH AND NOVELLUS AND THE PROPOSED MERGER. The proposals for the merger are being made solely through the definitive version of the Proxy Statement. In addition, a copy of the Proxy Statement may be obtained free of charge from Lam Research Corporation, Investor Relations, 4650 Cushing Parkway, Fremont, CA 94538-6401, or from Novellus, Investor Relations, 4000 North First Street, San Jose, CA 95134. Security holders will be able to obtain, free of charge, copies of the Proxy Statement and S-4 Registration Statement and any other documents filed by Lam Research or Novellus with the SEC in connection with the proposed merger at the SEC’s website at http://www.sec.gov, and at the companies’ websites at www.LamResearch.com and www.Novellus.com, respectively.

Forward-Looking Statements

This communication contains, or may contain, “forward-looking statements” concerning Lam Research and Novellus (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the merger, including expected timing and benefits, and (ii) financial projections.

These forward-looking statements are based upon the current beliefs and expectations of the management of Novellus and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Novellus’ ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or stockholder approvals of the merger or to satisfy other conditions to the merger on the proposed terms and timeframe; the effects of litigation, or potential litigation in connection with the merger or otherwise; possibility that the merger does not close when expected or at all, or that the companies may be required to modify aspects of the merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the merger; the ability to integrate Novellus’ and Lam Research’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the Merged Company’s products; the ability to defend the Merged Company’s market share and to gain new market share; anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged Company’s cash position; the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; and other risks and uncertainties, including those detailed in the Proxy Statement, and those additional risks and uncertainties detailed from time to time in Novellus’ periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Novellus cannot give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Novellus nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Novellus or the Merged Company, following the implementation of the merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.

Participants in the Solicitation

The directors and executive officers of Lam Research and Novellus may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Lam Research has filed with the SEC a registration statement on Form S-4 (File No. 333-179267) that includes the Proxy Statement. Information regarding Lam Research’s directors and executive officers and their respective interests in Lam Research by security holdings or otherwise is available in the joint proxy statement/ prospectus, its Annual Report on Form 10-K filed with the SEC on August 19, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on September 19, 2011. Information regarding Novellus’ directors and executive officers and their respective interests in Novellus by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on February 24, 2012, as amended on March 23, 2012. Additional information regarding the interests of such potential participants is or will be included in the Proxy Statement and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELLUS SYSTEMS, INC.

By:	/s/ Andrew Gottlieb
Andrew Gottlieb
Vice President, Secretary and General Counsel

Date: April 27, 2012

EXHIBIT INDEX

Exhibit	Description

99.1	Notice of Conversion